WAIVER NO. 5


                  Reference is made to the Employment Agreement dated as of November 6, 1996 between Seragen, Inc. (the "Company") and the undersigned, as amended (collectively the "Agreement"). Pursuant to the Agreement and subsequent waivers, the Company agreed to file on or before December 31, 1997, a registration statement on Form S-8 (the "Registration Statement") registering under the Securities Act of 1993 all shares issued or to be issued pursuant to the exercise of the stock options granted to Mr. Prior pursuant to the Agreement.

                  The undersigned waives the Company's obligation under the Agreement to file the Registration Statement by the December 31, 1997 deadline, and agrees that the Company will have met its obligations under the Agreement to file the Registration Statement if the Registration Statement is filed on or before July 1, 1998.

                  Except as expressly waived in this Waiver No. 5, all other obligations of the Company contained in the Agreement shall remain in full force and in effect.

          EXECUTED as of the 5th day of February, 1998.



                                                        /s/ Reed R. Prior
                                                        --------------------
                                                            Reed R. Prior


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